U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                           Date of Report: May 2, 2006


                           I.C. ISAACS & COMPANY, INC.
               (Exact name of issuer as specified in its charter)


         Delaware                       0-23379               52-1377061
(State or Other Jurisdiction of     (Commission File         (IRS Employer
Incorporation or Organization)          Number)             Identification No.)


                3840 Bank Street, Baltimore, Maryland 21224-2522
              (Address and Zip Code of Principal Executive Offices)


                                 (410) 342-8200
                         (Registrant's Telephone Number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

         On May 2, 2006, the Registrant issued a press release announcing its first quarter 2006 financial results. Such press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

         The following financial statements, pro forma financial information and exhibits have been filed as part of this Report:

         (a) Financial statements of businesses acquired -- none

         (b) Pro forma financial information -- none

         (c) Exhibits

Number   Description
------   -----------
99.1 Press release of I.C. Isaacs & Company, Inc. announcing first quarter 2006 financial results.

                                    Signature

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    I.C. Isaacs & Company, Inc.



Dated: May 2, 2006                  By:/s/ Gregg A. Holst
                                       --------------------------
                                           Gregg A. Holst
                                           Chief Finance Officer